UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2019 (January 18, 2019)

Commission file number: 001-32743

EXCO RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Texas (State of incorporation)	74-1492779 (I.R.S. Employer Identification No.)

12377 Merit Drive, Suite 1700, Dallas, Texas (Address of principal executive offices)	75251 (Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on January 15, 2018, EXCO Resources, Inc. (the “Company”) and certain of its subsidiaries, including EXCO Services, Inc., EXCO Partners GP, LLC, EXCO GP Partners OLP, LP, EXCO Partners OLP GP, LLC, EXCO Operating Company, LP, EXCO Midcontinent MLP, LLC, EXCO Holding (Pa), Inc., EXCO Production Company (PA), LLC, EXCO Resources (XA), LLC, EXCO Production (WV), LLC, EXCO Land Company, LLC, EXCO Holding MLP, Inc., Raider Marketing, LP, Raider Marketing GP, LLC (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas. The Bankruptcy Petitions are jointly administered by the Court (collectively, such chapter 11 cases, the “Chapter 11 Cases”) under the caption In Re EXCO Resources, Inc., Case No. 18-30155 (MI).

As further previously disclosed, on January 22, 2018, the Debtors entered into a Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), by and among the lenders party thereto, Hamblin Watsa Investment Counsel Ltd., as administrative agent, and the Debtors.

On January 15, 2019, the Company entered into an amendment to the DIP Credit Agreement, dated as of January 15, 2019 (the “DIP Amendment”), which amended clause (i) in the definition of “Maturity Date” under the DIP Credit Agreement to extend the period of maturity specified therein from the date that is 12 months after the initial borrowings to the date that is 16 months after the initial borrowings. The DIP Credit Agreement, as amended by the DIP Amendment, will mature on the earliest of (i) the date that is 16 months after the initial borrowings, (ii) the effective date of a plan of reorganization in the Chapter 11 Cases, and (iii) the date of termination following an event of default of all revolving commitments and/or the acceleration of the obligations under the Company’s senior secured debtor-in possession revolving credit facilities. In accordance with its terms, the DIP Amendment became effective on January 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2019		EXCO RESOURCES, INC.

	By:	/s/ Heather L. Summerfield
	Name:	Heather L. Summerfield
	Title:	Vice President, General Counsel and Secretary